Additional Information (Unaudited)
Joint Special Meeting of Shareholders
A Joint Special Meeting of Shareholders of the Trusts was held on April 14, 2016, April 29, 2016, May 13, 2016 and May 20, 2016 (the Joint Special
 Meeting). The purpose of the Special Meeting was for shareholders to consider the following four proposals:
1.
To approve the election of five nominees to serve as Trustees of the Trusts;

2.
To approve the reorganization of each Trust into a single newly established Delaware statutory trust from a Massachusetts business trust or New York trust, as applicable;

3.
To approve an amendment to the current managers of managers arrangement;

4.
To approve revisions to the Funds fundamental investment policies.


Approval of election of five nominees to serve as Trustees and reorganization of each Trust into a singly newly established Delaware statutory trust on behalf of the Trust:

HSBC Funds
Outstanding Shares  16,060,025,193
Total Voted   	     9,043,292,637

Election of Directors 	Total For Total Withhold Result
Marcia L. Beck		9,022,507,379 20,785,258 Approved 4/14/16
Susan C. Gause		9,022,783,189 20,509,447 Approved 4/14/16
Deborah A. Hazell	9,022,560,172 20,732,466 Approved 4/14/16
Susan S. Huang		9,022,895,575 20,397,060 Approved 4/14/16
Thomas F. Robards	9,022,901,096 20,391,540 Approved 4/14/16

		Total For Total Against Total Abstain Result
Reorganization . .7,493,931,679 29,256,209 140,639,881 Approved 4/14/16

Approval of an amendment to the current managers of managers arrangement and revisions to the funds fundamental investment policies on behalf of the following funds:

HSBC Emerging Markets Debt Fund

Outstanding Shares . . . . . . . . . . . . . . . . . . .  1,188,399
Total Voted . . . . . . . . . . . . . . . . . . . . . . .   945,808

		Total For  Total Against  Total Abstain  Result
Manager of Managers . . 602,810  2,367  8,703  Approved 4/29/16

Fundamental Investment Restrictions
		Total For  Total Against  Total Abstain  Result
4a. Borrowing .  600,858  3,925  9,098  Approved 4/29/16
4b. The issuance of senior securities
		 602,895  1,206  9,780  Approved 4/29/16
4c. Underwriting 602,891  1,974  9,016  Approved 4/29/16
4d. Industry Concentration
		 602,476  1,892  9,513  Approved 4/29/16
4e. Real Estate .607,061  3,451  3,369  Approved 4/29/16
4f. Commodities .608,691  2,170  3,020  Approved 4/29/16
4g. Loans . . . .608,139  3,369  2,373  Approved 4/29/16

HSBC Emerging Markets Local Debt Fund
Outstanding Shares . . . . . . . . . . . . . . . . .  2,014,540
Total Voted . . . . . . . . . . . . . . . . . . . . . 2,002,919
		Total For  Total Against  Total Abstain  Result
Manager of Managers	717,988  7,557  16,918 Not Approved

Fundamental Investment Restrictions
		Total For  Total Against  Total  Abstain  Result
4a. Borrowing . .  713,545  9,751   19,167  Not Approved
4b. The issuance of senior securities
		   714,186  10,316  17,961  Not Approved
4c. Underwriting . 713,925  6,422   22,115  Not Approved
4d. Industry Concentration
		   717,445  6,607   18,411  Not Approved
4e. Real Estate . .717,167  9,496   15,800  Not Approved
4f. Commodities . .713,922  13,424  15,117  Not Approved
4g. Loans . . . . .714,179  10,915  17,369  Not Approved

HSBC Total Return Fund
Outstanding Shares . . . . 46,928,518
Total Voted . . . . . . .  43,502,692
		Total For  Total Against  Total Abstain  Result
Manager of Managers	40,188,092  54,041  5,301  Approved 4/14/16

Fundamental Investment Restrictions
		Total For  Total Against  Total Abstain  Result
4a. Borrowing . . .  40,193,789  48,080  5,565  Approved 4/14/16
4b. The issuance of senior securities . . . 40,195,823 46,046 5,565 Approved 4/14/16
4c. Underwriting . . . 40,192,922  47,426  7,086  Approved 4/14/16
4d. Industry Concentration . . . 40,194,302  46,046  7,086
Approved 4/14/16
4e. Real Estate . . . . .  40,131,353  111,315  4,764  Approved 4/14/16
4f. Commodities . . . . . .  40,132,178  110,490  4,764  Approved 4/14/16
4g. Loans . . . . . .  40,193,068  49,601  4,764  Approved 4/14/16

HSBC Frontier Markets Fund
Outstanding Shares . . . . . . . . . . . . . . . . .  6,322,416
Total Voted . . . . . . . . . . . . . . . . . . . . . . . .  5,835,934
		Total For  Total Against  Total Abstain  Result
Manager of Managers . . . . 4,856,878  13,716  6,389  Approved 4/14/16

Fundamental Investment Restrictions
		Total For  Total Against  Total Abstain  Result
4a. Borrowing . . . . .   4,847,437  17,636  11,909  Approved 4/14/16
4b. The issuance of senior securities . . . 4,847,437 17,636 11,909 Approved 4/14/16
4c. Underwriting . . . .  .  4,848,754  16,319  11,909  Approved 4/14/16
4d. Industry Concentration . . . .  4,847,437  16,319  13,226
Approved 4/14/16
4e. Real Estate . . . . . 4,645,143  219,602  12,237  Approved 4/14/16
4f. Commodities . . . .   4,645,143  219,602  12,237  Approved 4/14/16
4g. Loans . . . . . . . .   4,848,426  12,237  16,319  Approved 4/14/16
4h. Diversification . .  4,851,029  16,319  12,237  Approved 4/14/16

HSBC Asia ex-Japan Smaller Companies Equity Fund
Outstanding Shares .  1,031,196
Total Voted . .. 1,024,826

		Total For Total Against Total Abstain Result
Manager of Managers . . . . . . 1,024,826  Approved 4/14/16

Fundamental Investment Restrictions
		Total For Total Against Total Abstain Result
4a. Borrowing . . . . . . 1,024,826  Approved 4/14/16
4b. The issuance of senior securities .  1,024,826  Approved 4/14/16
4c. Underwriting . . . . . . . . . . . .  1,024,826  Approved 4/14/16
4d. Industry Concentration . . . .. 1,024,826  Approved 4/14/16
4e. Real Estate . . . . . . . . . . . .. 1,024,826  Approved 4/14/16
4f. Commodities . . . . . . . . . . 1,024,826  Approved 4/14/16
4g. Loans . . . . . . . . . . . . . . . 1,024,826  Approved 4/14/16
4h. Diversification . . . . . . . . . . . 1,024,826  Approved 4/14/16

HSBC Global High Income Bond Fund
Outstanding Shares . .  2,549,637
Total Voted . . . . . . 2,549,637

Fundamental Investment Restrictions
		Total For Total Against Total Abstain Result
4a. Borrowing .  . . . . . .	 2,549,637  Approved 4/14/16
4b. The issuance of senior securities . 2,549,637  Approved 4/14/16
4c. Underwriting . . . . . . . . . . 2,549,637  Approved 4/14/16
4d. Industry Concentration . . . . . 2,549,637  Approved 4/14/16
4e. Real Estate . . . . . . . . 2,549,637  Approved 4/14/16
4f. Commodities . . . . .  . . . 2,549,637  Approved 4/14/16
4g. Loans . . . . . . . .. . . 2,549,637  Approved 4/14/16
4h. Diversification . . .  . . . 2,549,637  Approved 4/14/16

HSBC Global High Yield Bond Fund
Outstanding Shares . . . . .. 2,569,994
Total Voted . . . . 2,565,556

Fundamental Investment Restrictions
		Total For Total Against Total Abstain Result
4a. Borrowing . . . . . . . . . . . 2,565,556  Approved 4/14/16
4b. The issuance of senior securities . 2,565,556  Approved 4/14/16
4c. Underwriting . . . . . . .  . . . . 2,565,556  Approved 4/14/16
4d. Industry Concentration . . . . . . 2,565,556  Approved 4/14/16
4e. Real Estate . . . . . . . . . . . 2,565,556  Approved 4/14/16
4f. Commodities . . . . . . . . . . . 2,565,556  Approved 4/14/16
4g. Loans . . . . . . . .  . . 2,565,556  Approved 4/14/16
4h. Diversification . . . . . . . . 2,565,556  Approved 4/14/16
HSBC FAMILY OF FUNDS 123

HSBC Global Equity Volatility Focused Fund
Outstanding Shares . . . . 1,002,865
Total Voted . .  . . . 1,002,865

Fundamental Investment Restrictions
		Total For Total Against Total Abstain Result
4a. Borrowing . . . . . . .  . 1,002,865  Approved 4/14/16
4b. The issuance of senior securities . 1,002,865  Approved 4/14/16
4c. Underwriting . . . . . . . . . 1,002,865  Approved 4/14/16
4d. Industry Concentration . .  1,002,865  Approved 4/14/16
4e. Real Estate . . . . . . . . . . 1,002,865  Approved 4/14/16
4f. Commodities . . . . . . . . 1,002,865  Approved 4/14/16
4g. Loans . . . . . . . . . . .. . . 1,002,865  Approved 4/14/16
4h. Diversification . . . . . . . . 1,002,865  Approved 4/14/16
124 HSBC FAMILY OF FUNDS

HSBC Aggressive Strategy Fund
Outstanding Shares . . . . . . . . .  1,354,780
Total Voted . . . . . . . . . . . . . 1,043,207
		Total For  Total Against  Total Abstain  Result
Manager of Managers . . . 220,063  17,460  19,098  Not Approved

Fundamental Investment Restrictions
		Total For  Total Against  Total Abstain  Result
4a. Borrowing . .  213,602  22,012  21,005  Not Approved
4b. The issuance of senior securities .  221,359  15,218  20,045
Not Approved
4c. Underwriting . . . 216,858  20,225  19,536  Not Approved
4d. Industry Concentration .  217,469  20,755  18,396  Not Approved
4e. Real Estate . . .   215,322  17,892  23,408  Not Approved
4f. Commodities . .  219,414  14,985  22,221  Not Approved
4g. Loans . . . . . . .  .  214,801  22,221  17,674  Not Approved
4h. Diversification . . . 220,239  17,674  24,144  Not Approved

HSBC Balanced Strategy Fund
Outstanding Shares . . . . . . .  3,521,590
Total Voted . . . . . . . . . . . 2,907,896
		Total For  Total Against  Total Abstain  Result
Manager of Managers . . . 733,738  32,136  63,074  Not Approved

Fundamental Investment Restrictions
		Total For  Total Against Total Abstain  Result
4a. Borrowing . . . . . 715,292  51,752  61,907 Not Approved
4b. The issuance of senior securities
			732,745  31,558  64,647  Not Approved
4c. Underwriting . . .  728,419  31,569  68,961 Not Approved
4d. Industry Concentration .731,578  43,038  54,335 Not Approved
4e. Real Estate . . . . 731,836  34,887  62,226  Not Approved
4f. Commodities . . . . 743,617  33,335  51,997  Not Approved
4g. Loans . . . . .  	729,518  42,528  56,904  Not Approved
4h. Diversification . . 743,634  33,466  51,850  Not Approved

HSBC Moderate Strategy Fund
Outstanding Shares . 3,347,493
Total Voted . . . .  2,786,368
		Total For  Total Against  Total Abstain  Result
Manager of Managers . .   781,532  26,433  74,773  Not Approved

Fundamental Investment Restrictions
		Total For  Total Against  Total Abstain  Result
4a. Borrowing . . . .  751,393  62,099  69,247  Not Approved
4b. The issuance of senior securities . . 773,219  48,262  61,256
Not Approved
4c. Underwriting . . .744,638  62,583  75,516  Not Approved
4d. Industry Concentration .761,283 48,015 73,440 Not Approved 4e. Real Estate . . . 773,926 46,413 62,399 Not Approved
4f. Commodities . . . . 772,418  47,479  62,842  Not Approved
4g. Loans . . . . .   744,231  72,128  66,379  Not Approved
4h. Diversification . . .  775,548  43,261  63,930  Not Approved

HSBC Conservative Strategy Fund
Outstanding Shares . . . . . . . . . 1,523,880
Total Voted . . . . . . . . . . . .  1,317,359
		Total For  Total Against  Total Abstain  Result
Manager of Managers . . . . 390,731  5,135  44,020  Not Approved

Fundamental Investment Restrictions
Total For  Total Against Total Abstain  Result
4a. Borrowing . . . . . . . 374,595  9,226  56,065  Not Approved
4b. The issuance of senior securities . . 382,397  11,040  46,450
 Not Approved
4c. Underwriting . . . . 367,609  14,544  57,732  Not Approved
4d. Industry Concentration . 372,761  10,063  57,062  Not Approved
4e. Real Estate . . . 392,198  4,444  43,244  Not Approved
4f. Commodities . .   389,734  7,608  42,544  Not Approved
4g. Loans . . . . . 387,270  44,116  8,499  Not Approved
4h. Diversification . . . . 392,063  3,459  44,365  Not Approved

HSBC Income Strategy Fund
Outstanding Shares . . . .  108,544
Total Voted . . . . . . . . 108,536
		Total For  Total Against  Total Abstain  Result
Manager of Managers . . . . . 36,730  883    Not Approved

Fundamental Investment Restrictions
		Total For  Total Against  Total Abstain  Result
4a. Borrowing . . . . . 37,614    Not Approved
4b. The issuance of senior securities . .  36,730  883
Not Approved
4c. Underwriting . . . . .  36,458    1,156  Not Approved
4d. Industry Concentration . . 36,359  1,156  98  Not Approved
4e. Real Estate . . . . . 37,515  98    Not Approved
4f. Commodities . . . . .37,515    98  Not Approved
4g. Loans . . . . . . . . . 36,829  98  784  Not Approved
4h. Diversification . . . 36,465  784    Not Approved

HSBC Prime Money Market Fund

Outstanding Shares . . . . 7,493,085,472
Total Voted .. . 4,478,341,389
		Total For Total Against Total Abstain Result
Manager of Managers . . 2,736,543,022 4,027,748 815,305,884 Not Approved

Fundamental Investment Restrictions
		Total For  Total Against  Total Abstain  Result
4a. Borrowing . .2,735,944,478  5,050,001  814,882,174  Not Approved
4b. The issuance of senior securities . 2,737,237,511 4,363,701 814,275,442 Not Approved
4c. Underwriting . . . 2,736,811,755  4,628,161  814,436,738
Not Approved
4d. Industry Concentration . . .2,736,789,311  4,846,804  814,240,541
Not Approved
4e. Real Estate . . .   2,693,756,614  47,985,373  814,134,667
Not Approved
4f. Commodities . .  2,622,059,627  119,522,717  814,294,310
Not Approved
4g. Loans . . . . . . . . 2,635,028,936  106,779,688  814,068,031
Not Approved
4h. Diversification . . .  2,705,668,880  35,846,342  814,361,433
Not Approved
4i. Pledging, Mortgaging and Hypothecating . . .  2,754,409,243
36,696,063  764,771,350  Not Approved
4j. Investments for Control . . . .2,785,697,588  5,545,322
764,633,745  Not Approved
4k. Investments in Other
Investment Companies . . . . 2,742,151,810  49,097,342  764,627,502
Not Approved
4l. Illiquid Securities . . . .2,685,591,935  106,090,366  764,194,354
Not Approved
4m. Short Sales . . . .  2,684,476,529  107,154,947  764,245,179
Not Approved
4n. Writing and Selling Options . . . . . . .  2,685,101,320  106,678,685
764,096,651  Not Approved
4o. Securities Owned by Trustees or Officers . 2,685,572,580 106,084,139 764,219,936 Not Approved
4p. Securities on Margin . . . .  2,685,009,001  106,727,890  764,139,765
Not Approved

HSBC U.S. Government Money Market Fund

Outstanding Shares . . . . . . . .  6,906,897,012
Total Voted . . . . . . . . . . . . . ..  5,285,863,704
		Total For  Total Against  Total Abstain  Result
Manager of Managers 4,661,298,805 10,654,958 340,425,565 Approved 4/14/16

Fundamental Investment Restrictions
		Total For Total Against Total Abstain Result
4a. Borrowing . . 4,661,162,744 10,774,349 340,442,235 Approved 4/14/16
4b. The issuance of senior securities . .. 4,661,216,883 10,728,250 340,434,195 Approved 4/14/16
4c. Underwriting . . . .  4,661,225,969 10,709,020 340,444,338
Approved 4/14/16
4d. Industry Concentration .  4,661,167,808 10,727,070 340,484,449
Approved 4/14/16
4e. Real Estate . . .  4,660,502,361 10,988,168 340,888,799
Approved 4/14/16
4f. Commodities . . . 4,660,514,298 10,962,225 340,902,804
Approved 4/14/16
4g. Loans . . . . . . . . 4,660,795,642 10,688,640 340,895,045
Approved 4/14/16
4h. Diversification . . . . .. 4,661,280,186 10,685,019 340,414,124
Approved 4/14/16
4i. Pledging, Mortgaging and Hypothecating .4,661,160,124 10,790,713 340,428,492 Approved 4/14/16
4j. Investments for Control . . 4,661,329,734 10,627,952 340,421,641
Approved 4/14/16
4k. Investments in Other
Investment Companies . . .  4,660,927,376 11,037,136 340,414,815
Approved 4/14/16
4l. Illiquid Securities . . . . 4,661,205,284 10,723,413 340,450,632
Approved 4/14/16
4m. Short Sales . . . . 4,661,242,382 10,693,440 340,443,506
Approved 4/14/16
4n. Writing and Selling Options . . . . . . 4,661,273,834 10,654,243
340,451,250 Approved 4/14/16
4o. Securities Owned by Trustees or Officers 4,661,232,368 10,698,330 340,448,631 Approved 4/14/16
4p. Securities on Margin . . . . . . . . . . . . . .. . 4,661,211,585
10,714,360 340,453,382 Approved 4/14/16

HSBC U.S. Treasury Money Market Fund

Outstanding Shares . . . . . . . .   1,582,369,737
Total Voted . . . . . . . . . . . .  209,128,701
		Total For  Total Against  Total Abstain  Result
Manager of Managers . . .123,131,256  26,308,461  3,001,041  Not Approved

Fundamental Investment Restrictions
		Total For  Total Against Total Abstain  Result
4a. Borrowing . . . . .  123,116,380  2,805,680  26,518,699  Not Approved
4b. The issuance of senior securities . .   123,116,380  2,805,680
26,518,699  Not Approved
4c. Underwriting . . . . 123,116,380  2,805,680  26,518,699  Not Approved
4d. Industry Concentration . . . 52,506,165  73,415,894  26,518,699
Not Approved
4e. Real Estate . . . .  119,373,728  30,063,927  3,003,104  Not Approved
4f. Commodities . . . .  121,624,069  27,813,586  3,003,104  Not Approved
4g. Loans . . . . . . .  123,114,291  26,322,170  3,004,299  Not Approved
4h. Diversification . .  123,117,748  26,319,908  3,003,104  Not Approved
4i. Pledging, Mortgaging and Hypothecating . . . 123,116,380 26,320,080 3,004,299 Not Approved
4l. Illiquid Securities .123,117,748  26,318,713  3,004,299  Not Approved
4m. Short Sales . . . . .123,114,118  26,323,537  3,003,104  Not Approved
4p. Securities on Margin 120,863,777  28,573,878  3,003,104  Not Approved

HSBC Opportunity Fund - Classes A,B,C

Outstanding Shares ............. 1,709,121
Total Voted ............................. 1,485,787
		Total For Total Against Total Abstain Result
Manager of Managers ........ 643,497 36,494 8,123 Not Approved

Fundamental Investment Restrictions
		Total For Total Against Total Abstain Result
4a. Borrowing ............ 663,862 9,425 14,827 Not Approved
4b. The issuance of senior securities .548,068 7,520 132,527
Not Approved
4c. Underwriting ....... 523,645 11,532 152,936 Not Approved
4d. Industry Concentration ...... 642,154 12,678 33,283
Not Approved
4e. Real Estate ......... 650,240 27,044 10,828 Not Approved
4f. Commodities ........... 536,816 22,042 129,254 Not Approved
4g. Loans ................... 548,460 9,067 130,587 Not Approved
4h. Diversification ........ 670,188 5,711 12,216 Not Approved